UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025 (November 18, 2025)

GREENPRO CAPITAL CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-38308	98-1146821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

B-23A-02,G-Vestor Tower

Pavilion Embassy, 200 Jalan Ampang

50450 W.P. Kuala Lumpur, Malaysia

(Address of principal executive offices) (Zip Code)

(60) 3 8408-1788

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	GRNQ	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Acquisition Agreement

On November 18, 2025, Greenpro Capital Corp. (the “Company”) entered into an Acquisition Agreement (the “Acquisition Agreement”) with Lim Chee Yin, an individual (the “Seller”). Pursuant to the Acquisition Agreement, subject to the satisfaction or waiver of the conditions set forth therein, upon consummation of the transaction contemplated in the Acquisition Agreement (the “Closing”), the Company will acquire 0.99% of Seller’s shareholdings in Greenophene Technologies Limited, a company incorporated in the British Virgin Islands (“GTL”), equivalent to 10 shares of GTL (the “Acquisition”).

Closing Consideration

Subject to the terms and conditions of the Acquisition Agreement, at the effective time of the Acquisition (the “Effective Time”), the aggregate closing consideration to be issued by the Company to the Seller shall be US$1,200,000, to be satisfied with the issuance of 800,000 shares of the Company’s common stock, par value $0.0001 per share (the “Greenpro Common Stock”), valued at US$1.50 per share (the “Consideration”). Such shares shall be restricted under Rule 144 of the Securities Act of 1933 (the “Securities Act”).

Pursuant to Article 6.4 of the Acquisition Agreement, all 800,000 shares to be issued as Consideration will be held in escrow and will remain under the control of the Company until the Closing.

The shares of Greenpro Common Stock to be issued by the Company to the Seller pursuant to the Acquisition Agreement will be issued in a transaction exempt from the registration requirements in reliance upon Regulation D promulgated under the Securities Act.

The Acquisition Agreement contains customary representations, warranties, and covenants made by both parties, including authorization, enforceability, compliance with securities laws, absence of undisclosed liabilities, and the Seller’s obligation to assist with Schedule 13D and other required SEC beneficial ownership filings.

Item 3.02. Unregistered Sales of Equity Securities

The issuance of 800,000 shares of Common Stock to the Seller as consideration for the Acquisition is being made in reliance on the exemption from registration provided by Rule 506 of Regulation D promulgated under the Securities Act of 1933. The securities issued will be “restricted securities” under Rule 144.

Item 9.01 Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Acquisition Agreement, dated November 18, 2025, by and among Greenpro Capital Corp. and Lim Chee Yin.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENPRO CAPITAL CORP.

Date: November 20, 2025	By:	/s/ Lee Chong Kuang
	Name:	Lee Chong Kuang
	Title:	Chief Executive Officer, President, Director